June 27, 2016

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Mid Cap Value Fund

Supplement to the Statement of Additional Information dated January 30, 2016

The following sentence in the Statement of Additional Information relating to the Touchstone Mid Cap Value Fund under the section entitled “Permitted Investments and Risk Factors,” under the sub-heading “Real Estate Investment Trusts (“REITs”),” is deleted:

The Mid Cap Value Fund may invest up to 10% of its net assets in REITs.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-SAI-S7-1606